UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported): March 13, 2007
CLEAR CHANNEL COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)
Texas
(State or Other Jurisdiction of Incorporation)

001-09645	74-1787539
(Commission File Number)	(IRS Employer Identification No.)
200 East Basse Road
San Antonio, Texas 78209
(Address of Principal Executive Offices, Including Zip Code)
210-822-2828
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT
Item 8.01 Other Events.
     On March 13, 2007, Clear Channel Communications, Inc. (the “Company”) issued a press release, a copy of which is furnished as Exhibit 99.1, announcing that the Company’s board of directors has rescheduled the special meeting of the Company’s shareholders regarding the proposed merger with a group led by Thomas H. Lee Partners, L.P. and Bain Capital Partners, LLC and has set a new record. Company shareholders of record as of March 23, 2007, will be entitled to vote at the special meeting which is now scheduled for April 19, 2007.
Important Additional Information Regarding the Merger will be filed with the SEC:
The Company intends to file a revised proxy statement and other documents regarding the proposed acquisition of the Company with the Securities and Exchange Commission (the “SEC”). BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF CLEAR CHANNEL COMMUNICATIONS ARE URGED TO READ THE REVISED PROXY STATEMENT REGARDING THE ACQUISITION, CAREFULLY IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A revised definitive proxy statement will be sent to the shareholders of the Company seeking their approval of the transaction. Investors and security holders may obtain free copies of the proxy statement, and other documents filed with, or furnished to, the SEC by the Company at the SEC’s website at http://www.sec.gov. In addition, a stockholder who wishes to receive a copy of the proxy materials, without charge, should submit this request to the Company’s proxy solicitor, Innisfree M&A Incorporated, at 501 Madison Avenue, 20th Floor, New York, New York 10022 or by calling Innisfree toll-free at (877) 456-3427.
The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed acquisition. Information concerning the interests of the Company and the other participants in the solicitation is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission in connection with the transactions and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission.
B Triple Crown Finco, LLC and T Triple Crown Finco, LLC (collectively, the “Fincos”) and certain affiliates and representatives of the Fincos may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the transactions. Information concerning the interests of the Fincos and their affiliates and representatives in the solicitation is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission in connection with the transactions.
Item 9.01 Financial Statements And Exhibits.
99.1	Press Release of Clear Channel Communications, Inc. issued March 13, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.
Date: March 13, 2007	By:	/s/ Herbert W. Hill
Herbert W. Hill,
SVP Chief Accounting Officer

INDEX TO EXHIBITS
99.1	Press Release of Clear Channel Communications, Inc. issued March 13, 2007.